Exhibit 10.26

AMERICAN MEDIA, INC.

EBITDA INCENTIVE PLAN

FY 2008

Michael Porche

I.	General

A.	Only employees of American Media, Inc. (the “Company”) or its subsidiaries who are selected by the Chairman/CEO (the “Administrator”) shall be eligible to participate in the Plan.

B.	The plan year shall be the Company’s fiscal year.

II.	Target Incentive

Each participant will have an individualized determined salary base and target incentive that is keyed to achieving the EBITDA target of the DSI’s.

III.	Payout for Achieving Profit Target

A.	Achieving 100% of DSI’s EBITDA target will earn 100% of target incentive.

B.	If applicable, achieving more than 100% of EBITDA target will earn the percentage of the target incentive specified on the participant’s Statement.

C.	Achieving less than 100% of the applicable target will earn a reduced amount of the target incentive calculated as follows: If actual EBITDA is between 95% and 100% of targeted EBITDA a payment of 95% of target incentive will be made. No incentive payment will be made if less than 95% of the applicable target is achieved.

IV.	Calculating EBITDA

A.	EBITDA as used in this Plan shall be based on the attached (Attachment “B”) Income Statement for FY07 (in accordance with the Company’s accounting practices and polices and GAAP.

V.	Administration

A.	Payment will be made once per year, approximately 90 days after the Fiscal Year Close.

B.	Participants must be on payroll as of the last day of the Company’s fiscal year to be eligible for payment of that year’s incentive.

C.	Participation in this Plan does not constitute any form of guarantee of employment.

***	Selected confidential information has been omitted from this Exhibit 10.26 pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.

American Media, Inc.

EBITDA Incentive Plan

Fiscal 2008

American Media, Inc.

Name:	Michael Porche

EBITDA Target	DSI		$	***

	Total		$	***

Target Incentive		At 100% of EBITDA Target		$87,500.00

Revenue is based on the ON SALE revenue recognition policy.

EBITDA Less than Applicable EBITDA Target:

If actual EBITDA is between 95% - 100% of the EBITDA target, Executive will receive 95% of the target incentive. No payment will be made under this plan if Actual EBITDA is less than 95% of the total Targeted EBITDA.

/s/ Daniel Rotstein	/s/ Michael Porche	9/5/07
Daniel Rotstein	Michael Porche

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

American Media, Inc.

EBITDA Incentive Plan

Fiscal 2008 - Worse Than Target

Name:	Michael Porche
TARGET INCENTIVE	$ 87,500

Example #1	Profits at 95% of EBITDA Target or	$	***
TARGET INCENTIVE	@ 95%		$83,125

Example #2	Profits below 95% of EBITDA Target or	$	***
TARGET INCENTIVE	@ 0%		$—

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Attachment “B”

AMERICAN MEDIA OPERATIONS, INC.

DISTRIBUTION SERVICES

2007 FULL YEAR

INCOME STATEMENT

This entire chart has been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.